SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   July 16, 2009

Golf Alliance Corporation
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

NEVADA	333-147056	35-2302128
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

12926 Morehead
Chapel Hill, North Carolina, 27517
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(919) 969-2982
 (ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On July 16, 2009, the Board of Directors appointed Martha C. Fahlberg as the Director of the Company.  Mrs. Fahlberg is the wife of John Fahlberg, the company’s Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, President and Chairman of the Board of Directors.

Mrs. Martha C. Fahlberg

Mrs. Martha C. Fahlberg is 66 years old.  Prior to her retirement, Mrs. Fahlberg was the Director of Human Resources at Dayton/Hudson Corporation.  Her employment history includes working as a Regional Human Resources Manager at Target, Inc.; as a System Analyst at ASA Associates; as a Recruiter at the University of Pittsburgh and as a Department Manager at Gimbles.  Mrs. Fahlberg received her B.A. from Allegheny College.

ITEM 9.01    FINANCIAL STATEMENT AND EXHIBITS

(a)  Financial Statements of Business Acquired

N/A

(b) Pro Forma Financial Information

N/A

(c) Exhibits

Exhibit No.	Description
None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Golf Alliance Corporation

Dated: July 21, 2009	By:	/s/ John Fahlberg
Name: John Fahlberg
Title: Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, President, Chairman of the Board of Directors